Exhibit 99.1

RBC Capital Markets - Non-Deal RoadshowOctober 4-5, 2011

Disclosure This presentation may contain forward-looking statements based on current management expectations. Numerous factors, including those related to market conditions and those detailed from time-to-time in the Company's filings with the Securities and Exchange Commission, may cause results to differ materially from those anticipated in the forward-looking statements. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. Readers should not place undue reliance on forward-looking statements, which reflect management's views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. All references to "Select" used throughout this presentation refer to Select Medical Holdings Corporation and its subsidiaries.

Select Medical Today 110 LTAC Hospitals with 4,627 beds in 28 States 952 Outpatient Rehab Clinics in 34 States and the District of Columbia $2.6 Billion Net Revenue LTM Q2 '11$335 Million Pro Forma Adjusted EBITDA LTM Q2 '11127,500 Employees in the United States 9 Inpatient Rehab Facilities (IRF) with 508 beds in 5 States and 4 Managed Rehab Units Note: Statistics as of June 30, 2011 1 Pro Forma Adjusted EBITDA per Credit Agreement Specialty Hospitals Segment Outpatient Rehabilitation Segment 513 Contract Therapy locations in 31 states and the District of Columbia

Contract Therapy 513 locations 31 states and District of Columbia Note: As of June 30, 2011 Outpatient Rehab 952 clinics 34 states and District of Columbia LTAC 110 hospitals 28 states Inpatient Rehab 9 hospitals/4 units 5 states WA OR CA MT ID NV AZ WY UT CO NM TX ND SD NE KS OK MN LA AR IA WI MI MS IN FL GA SC NC TN KY OH PA VT ME NH NJ AL IL VA WV DE NH MA CT NY MO 1 3 4 3 1 9 5 5 1 3 1 5 3 1 1 3 15 2 9 5 10 1 3 3 101 57 64 97 1 41 13 26 1 22 21 27 9 73 MD DC 2 22 8 162 3 1 5 34 11 72 1 11 14 14 5 AK 17 64 23 41 15 4 6 9 25 57 6 9 6 2 18 1 15 11 23 3 1 6 39 6 3 ME 2 1 6 2 7 1 1 13 RI 2 34 1 1 1 2 2 1 135 1 2 1 17 2 1 Significant Scale and Breadth

Recent Events $150 million Share Buyback Program (increased from $100 million in August 2011)June 1, 2011 - Debt RefinancingBaylor Health System Rehab Joint Venture - Closed April 1, 2011Miami Rehab addition - January 1, 2011

Operating and Growth Strategy

Organic

- LTAC – maturing hospitals/census growth
- Regency– margin improvement
- Outpatient Rehab – margin improvement HealthSouth Clinics

Joint Venture

- Draw on reputation for JV development
- Expand into existing and contiguous markets
  - Focus on leading systems and university hospitals
  - 1 to 2 per year

Acquisition

- Made opportunistic acquisition
  - Regency Hospital Company Sept. 2010

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(2003) (1999) Strong Track Record of Growth Company has Struck the Right Balance of Both Organic and Acquisitive Growth ATHandIntensiva(1998) LBO Outpatient Division IPO (2001) Founded (Nov 1996) (2005) IPO (2009) (2010) (2007) De Novo - 63 specialty hospitals and 314 outpatient clinics opened since inception - Q2 '11 Acquisitions - 86 specialty hospitals acquired since inception - Q2 '11 (2011)

Balanced Payor Mix Specialty Payor Mix Outpatient Payor Mix Overall Payor Mix Commercial Payors and Other 89% Medicare/ Medicaid11% Medicare/Medicaid 66% Commercial Payors and Other 34% Note: LTM Q2 '11

Segment Overview

Major provider of LTACH services in U.S. 110 hospitals79 are hospital-in-hospital (2,720 beds)30 are freestanding (1,907 beds)1 managed freestanding hospital LTACHs Overview Note: As of June 30, 2011 New Hospitals Added 2008-09 ? 10 LTACs and 2 Rehab Adjusted EBITDA 2008 ($25.0)MAdjusted EBITDA 2009 ($ 1.6)MAdjusted EBITDA 2010 $ 8.3 MAdjusted EBITDA 1H 2011 $ 10.4 M LTACH Inpatient Rehab Outpatient Rehab Contract Therapy Overview of LTACHs Maturing New Hospitals

Regency Acquisition

LTACH
Inpatient Rehab
Outpatient Rehab
Contract Therapy

- On September 1, 2010, Select closed the acquisition of Regency Hospitals for $210M less assumed liabilities
- 23 long-term acute care hospitals with 898 licensed beds in 9 states
- Corporate services and back office functions fully integrated
- Synergies and margin enhancement
  - Corporate Costs
    - Pre-Acquisition – $ ≈ 25M
    - Post acquisition – $ ≈ 4-5M
  - Facility level – Margins

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LTAC Hospital Regulatory Environment Summary

LTACH
Inpatient Rehab
Outpatient Rehab
Contract Therapy

- MMSEA 2007 – extended through December 2012
  - Hospital in Hospital Rules – suspended at 50%
  - Very Short Stay Outlier Rule – suspended
  - Moratorium on new LTAC hospital licenses
- Future – post-2012
  - Patient/Facility Criteria (Supported by Industry, AHA, FAH, etc.)
  - Extension of 2012 legislation (status quo)
  - Lapse (25% Rule introduction, de novo facilities)
- Budget Sequestration

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Specialty HospitalsInpatient Rehabilitation

Rehabilitation Hospitals

LTACH
Inpatient Rehab
Outpatient Rehab
Contract Therapy

- Nine hospitals – 508 beds, four managed units
  - Kessler Institute (3)
  - Miami, FL (1)
  - Baylor (2) – Non-consolidated
  - Denton, TX (1) – Non-consolidated
  - Penn State Hershey Rehabilitation (1)
  - SSM Rehabilitation (1)

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Rehab Overview – Kessler Institute

Kessler
INSTITUTE FOR REHABILITATION
a Select Medical company

LTACH
Inpatient Rehab
Outpatient Rehab
Contract Therapy

Kessler Overview

- Founded in 1948
- Largest licensed rehab hospital in U.S. (three campuses)
- 19 consecutive years *U.S. News & World Report* best hospital
- One of six rehab hospitals in U.S. to have model system designation for head injury <u>and</u> spinal cord injury

U.S. News & World Report *Best Rehabilitation Hospital Rankings 2011-2012*

#1	Rehabilitation Institute of Chicago, Chicago, IL
#2	Kessler Institute for Rehabilitation, West Orange, NJ
#3	University of Washington Medical Center, Seattle, WA
#4	TIRR Memorial Hermann, Houston, TX
#5	Spaulding Rehabilitation Hospital, Boston, MA
#6	Mayo Clinic, Rochester, MN
#7	Craig Hospital, Englewood, CO
#8	Rusk Institute, NYU Langone Medical Center, New York, NY
#9	Moss Rehab, Elkins Park, PA
#10	Shepherd Center, Atlanta, GA

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Rehab JV Overview

LTACH
Inpatient Rehab
Outpatient Rehab
Contract Therapy

SSM Health Care ST. LOUIS

- 80 inpatient rehab beds
- 33 outpatient locations (18 SSM, 15 Select)
- 6 contract therapy locations/4 onsite rehab locations
- 3 occupational health clinics
- 3 day institute clinics
- Construction of new 60 bed facility on SSM DePaul Campus ; expands bed capacity to 95 upon completion
- Expansion of rehab services to network

BAYLOR Health Care System

- Two inpatient rehab hospitals with 136 beds
- Three managed inpatient rehab units with 57 beds
- 30 outpatient locations (Select 19 & Baylor 11)
- Expect immediate growth in the Outpatient business

PENNSTATE HERSHEY Rehabilitation Hospital

A Partnership with Select Medical Corporation

- 54 bed rehab facility

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Inpatient Rehabilitation Regulatory Environment 10/1/11 net 1.7% increase in Medicare ratesRecent Obama proposalMove 60% to 75%Equalization payments between IRFs and SNFsSpecial committee sequestration LTACH Inpatient Rehab Contract Therapy Outpatient Rehab

Outpatient Rehabilitation SegmentOutpatient Rehab Clinics

Outpatient Rehabilitation Clinics

- LTACH
- Inpatient Rehab
- Outpatient Rehab
- Contract Therapy

Outpatient Rehab Facilities

(Number of Facilities)


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952
Physiotherapy Associates
≃ 600
USPh
418
ATI Physical Therapy
96
HEALTHSOUTH
29

Outpatient Margin Opportunity

- Continue to expand former HealthSouth clinics' EBITDA margins
  - 2009 EBITDA margin differential – greater than 5%
  - 2010 EBITDA margin differential – greater than 3%
  - Former HealthSouth clinics' revenue – ≃ \$200M
- Joint Venture outpatient opportunities

Source: Company public filings and websites as of June 30, 2011.

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Outpatient Rehabilitation 119 locations Philadelphia/South Jersey 79 locations North Jersey LTACH Outpatient Rehab Inpatient Rehab Contract Therapy

Outpatient Rehabilitation - St. Louis, MO 39 locations LTACH Outpatient Rehab Inpatient Rehab Contract Therapy

Outpatient Rehabilitation Regulatory Environment Commercial - StableMedicareMPPR changes to therapy payments (effective Jan. 2011)25% reductions to practice expense component for 2nd and subsequent codesContract Therapy rates LTACH Outpatient Rehab Inpatient Rehab Contract Therapy

Outpatient Rehabilitation SegmentContract Therapy

Contract Services 513 contracts in 31 states and the District of ColumbiaLTM Q2 '11 Revenue $151.8MStrong ROI with organic growth only LTACH Inpatient Rehab Outpatient Rehab Contract Therapy

Financial Overview

$2,390 $2,240 $2,153 Historical Net Revenue and Adjusted EBITDA Note: In Millions * 2010 EBITDA is credit agreement EBITDA Pro Forma for Regency CAGR 5.4% CAGR 10.6% $331* $330 $270 $180 $1,165 Net Revenue Adjusted EBITDA $1,392 $206 19.5% 13.9%

Key Financial Metrics Pricing and Volume Trends Specialty Hospital Revenue per Patient Day1 / Admissions Outpatient Rehab Revenue per Visit2 / Visits (Admissions in Thousands) (Visits in Thousands) 1 Net revenue per patient day is calculated by dividing specialty hospital direct patient service revenues by the total number of patient days 2 Net revenue per visit is calculated by dividing outpatient rehabilitation clinic revenue by the total number of visits. For purposes of thiscomputation, outpatient rehabilitation clinic revenue does not include contract services revenue

Free Cash Flow Free Cash Flow1 Intense Focus on Free Cash Flow Generation ($ in millions) Note: Free Cash Flow calculated as Net Cash Provided by Operating Activities less Purchases of Property and Equipment 1 See slide 31 for non-GAAP reconciliation

Appendix: Additional Materials

Non-GAAP Reconciliation ($ in millions) * Note: Pro Forma Adjusted EBITDA per the current Credit Agreement (includes pro forma for Regency and less cash non-controlling interest). 2008 2009 2010 LTM Q2 '11 Net Income $ 25 $ 79 $ 82 $ 80 (+) Income tax 26 37 42 45 (+) Equity in losses of unconsolidated subsidiaries - - 1 1 (+/-) Other expense / (income) - 1 (1) (1) (+) Interest expense, net 146 132 112 104 (-/+) (Gain) / Loss on debt retirement (1) (13) - 31 (+) Depreciation and Amortization 72 71 69 69 (+) Stock Based Compensation 2 23 2 3 Adjusted EBITDA $ 270 $ 330 $ 307 $ 332 (+) Credit Agreement adjustments 24 3 Pro Forma Adjusted EBITDA* $ 331 $ 335 Net Cash Provided by Operating Activities $ 107 $ 166 $ 145 $ 169 (-) Purchase of Property and Equipment 56 58 52 49 Free Cash Flow $ 51 $ 108 $ 93 $ 120